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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-74156, 333-74160, 333-49356, 333-92695,
333-66685, 333-17387, 333-17415, 33-98348, 33-86836, 33-70626, 33-59202,
33-48134, 33-48130 and 33-48132) and on Form S-3 (Nos. 333-35312 and 333-86575)
of PolyMedica Corporation of our report dated May 15, 2002 relating to the consolidated financial statements and consolidated financial statement schedule, which appears in this Form 10-K.




                                            /s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
June 27, 2002